FINANCIAL ASSETS AND FINANCIAL LIABILITIES - Netting of Financial Assets (Details) - Amounts due from clearing organizations - HKD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Effects of offsetting on the balance sheet
Gross amounts	$ 7,596,090	$ 12,614,684
Gross amounts set off in the balance sheet	(5,634,969)	(11,370,756)
Net amounts presented in the balance sheet	1,961,121	1,243,928
Related amounts not offset
Net amount	$ 1,961,121	$ 1,243,928